 Warrant No. R-002                                               EXHIBIT  10.9

                   THE TRANSFER OF THIS WARRANT IS SUBJECT TO
                   CERTAIN RESTRICTIONS SET FORTH IN A
                   SECURITIES PURCHASE AGREEMENT, DATED AS OF
                   JULY 16, 1991, AND ANY AMENDMENTS THERETO.
                   THE WARRANT REPRESENTED HEREBY HAS NOT
                   BEEN REGISTERED UNDER THE SECURITIES ACT
                   OF 1933, AS AMENDED, OR APPLICABLE STATE
                   SECURITIES LAWS, AND IT MAY NOT BE SOLD,
                   TRANSFERRED OR OTHERWISE DISPOSED OF IN
                   THE ABSENCE OF SUCH REGISTRATION OR AN
                   EXEMPTION THEREFROM UNDER SAID ACT AND
                   SUCH LAWS AND THE RESPECTIVE RULES AND
                   REGULATIONS THEREUNDER.

                      WARRANT TO PURCHASE COMMON STOCK OF
                           EDUCATIONAL MEDICAL, INC.
                             Exercisable Commencing
                                 July 16, 1991
                                   Void After
                                 June 30, 2001

          THIS CERTIFIES that, for value received, NAP & Company, or registered assigns, is entitled, subject to the terms and conditions set forth in this Warrant Certificate, to purchase from EDUCATIONAL MEDICAL, INC., a Delaware corporation (the "Company"), 580,000 fully paid and non-assessable shares of Common Stock of the Company (the "Common Stock"), at any time commencing July 16, 1991 and continuing up to 5 p.m. New York time on June 30, 2001, originally at a price of $5.00 per share and thereafter at the price calculated pursuant to the Purchase Agreement (as hereinafter defined) (the "Exercise Price").

          This Warrant is issued pursuant to a Securities Purchase Agreement dated as of July 16, 1991 (the "Purchase Agreement"), between the Investors listed on the Purchaser Schedules thereto and the Company. The Purchase Agreement is hereby incorporated by reference in and made a part of this Warrant and is hereby referred to for a description of the rights, obligations, duties and immunities thereunder of the Company and the registered holder or registered holders of the Warrants (the "Holder(s)"). A copy of the Purchase Agreement may be obtained by the Holder(s) hereof upon written request directed to the Company. Capitalized terms used herein shall have the meaning ascribed to them in the Purchase Agreement.

          Warrants may be exercised at such times and in such amounts as are provided for in the Purchase Agreement, but in no event later than 5:00 p.m., New York time, on June 30, 2001.

          The Holder(s) of Warrants evidenced by this Warrant Certificate may exercise them by surrendering this Warrant Certificate, with the form of election to purchase attached hereto properly completed and executed, together with payment of the Exercise Price at the principal office of the Company (or at such other address as the Company may designate by notice in writing to the Holder(s) hereof at the address of such Holder(s) appearing on the books of the Company). Payment of the Exercise Price may be made in cash, by certified check payable to the order of the Company, or by payment by way of a call on the Notes with a concurrent direction to the Company to credit such amount in payment of the Exercise Price, or any combination thereof. In the event that upon any exercise of Warrants evidenced hereby, the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued to the Holder(s) hereof or the assignee of the Holder(s), without charge, a new Warrant Certificate evidencing the number of Warrants not exercised.

          The Purchase Agreement provides that upon the occurrence of certain events, the Exercise Price or number of shares of Common Stock set forth on the face hereof may be adjusted, subject to certain conditions. No fractions of a share of Common Stock shall be issued upon the exercise of any Warrant, but the Company shall pay the cash value thereof determined as provided in the Purchase Agreement.

          Warrant Certificates, when surrendered at the office of the Company by the registered Holder(s) thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Purchase Agreement, but without payment of any service charge, for another Warrant Certificate of like tenor evidencing in the aggregate a like number of Warrants.

          The Company agrees to provide the Holder(s) hereof with written notice of the expiration of the Warrants at least sixty days prior to the date of expiration. Such notice shall be sent by first class mail or nationwide overnight delivery services (with charges prepaid) to the Holder(s) hereof at the address of such Holder(s) appearing on the books of the Company.

          Upon due presentation for registration of a transfer of this Warrant Certificate at the office of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants will be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided in the Purchase Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

          The Company may deem and treat the Holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereof made by anyone), for the purpose of any exercise hereof, of any distribution to the Holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary. Except as otherwise referred to in the Purchase Agreement, neither the Warrants nor this Warrant Certificate entitles any Holder(s) hereof to any rights of a stockholder of the Company.

          The Warrants are callable by the Company and puttable at certain times and in certain events.

          This Warrant Certificate is intended to be performed in the State of New York and shall be construed and enforced in accordance with the law of such State.

          IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be signed by its duly authorized officer on this 16th day of July, 1991.


                                         EDUCATIONAL MEDICAL, INC.



                                         By: Gary D. Kerber
                                            ----------------------------
                                            Name: Gary D. Kerber
                                            Title: CEO

                          FORM OF ELECTION TO PURCHASE


TO EDUCATIONAL MEDICAL, INC.:


          The undersigned holder of this Warrant (1) hereby irrevocably elects to exercise the right to purchase hereunder ______ fully paid shares of the Common Stock of EDUCATIONAL MEDICAL, INC., (2) makes payment in full of the purchase price of such shares, (3) requests that certificates for such shares be issued in the name of _______________ , and (4) if said number of shares shall not be all the shares the holder is entitled to purchase under this Warrant, requests that a new warrant for the unexercised portion of this Warrant be issued. If payment is being made by delivery of 13% Senior Subordinated Notes due July 16, 1996 to the Company, the undersigned hereby directs the Company to apply such payment on the Notes on account of the Exercise Price.


Dated:____________________



                                                 ____________________________
                                                         (SIGNATURE)